UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a party other than the Registrant ☐

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Air Products and Chemicals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On January 7, 2025, Air Products and Chemicals, Inc. (the “Company”) posted the following material on its website, https://www.voteairproducts.com/:

IR Home Board Strategy Mantle Ridge Nominees Resources Advocacy HOW TO VOTE 8 PRODUCIS Recent News RECENT NEWS Dec 13 2024 Activist Air Products Board Nominee is Said to be Source of Decade-old M&A Leak: Court Filing ( READ FULL ARTICLE C) Press Releases VIEW ALL PRESS RELEASES PRESS RELEASE jan 7 2025 Air Products Board of Directors Reiterates Deliberate Succession Planning Process, Superior Quality of its Board Candidates, and Strong Financial Performance READ FULL PRESS RELEASE C PRESS RELEASE Dec 18 2024 Air Products Files Investor Presentation Highlighting Successful Two-Pillar Strategy to Deliver Superior Shareholder Value READ FULL PRESS RELEASE C PRESS RELEASE Dec 13 2024 Air Products Board of Directors Issues Letter to Shareholders Highlighting Company’s Success and Addressing Mantle Ridge’s Inaccurate Statements, Short- Sighted Campaign, and History of Value Destruction ( READ PRESS RELEAS E C) Shareholder Letters (VIEW ALL LEDERS) SHAREHOLDER LED ER Dec 27 2024 Retail Shareholder Brochure ( READ SHAREHOLD ER BROCHURE ±_) SHAREHOLDER LED ER Dec 18 2024 Air Products’ Board of Directors Issues Third Open Letter to Shareholders ( READ SHAREHOLD ER LED ER ±_) SHAREHOLDER LED ER Dec 13 2024 Air Products’ Board of Directors Issues Second Open Letter to Shareholders ( READ SHAREHOLD ER LED ER ±_) Investor Presentations INVESTOR PRESENTATIONS Dec 18 2024 Investor Presentation ( DOWNLOAD PRESENTATION ±_) SEC Filings VI EW ALL FI LINGS SEC FILING Dec 30 2024 Additional Proxy Soliciting Materials—Definitive (VI EW FILING C) SEC FILING Dec 27 2024 Additional Proxy Soliciting Materials—Definitive (VI EW FILING C) SEC FILING Dec 20 2024 Additional Proxy Soliciting Materials—Definitive (VI EW FILING C) Disclaimer This website is provided merely as information and is not intended to be, nor should it be construed as. an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security. This website is not intended to be. nor should it be construed or used as, investment tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part without the express prior written consent of the Company. Important Additional Information The Company and certain of its directors and executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Definitive Proxy Statement” l and a WHI TE universal proxy card with the u.s. Securities and Exchange Commission (the “SEC) on December 3, 2024 in connection with such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUM ENTS FILED WI TH TH E SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOU T THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity ofthe participants, and their direct and indirect interests. by security holdings or otherwise, in the Company’s securities and can be found in the appendix titled “Supplemental Information Regarding Participants in the Solicitation” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4. and 5, which are available on the Company’s website available here or through the SEC’s website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement. any amendments or supplements thereto and other documents fi led by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investors.airoroducts.com. Cautionary Statement The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate. and information contained in such postings may have been superseded. This website contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 199S. These forwa rd-looking statements are based on managements expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward -looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information. actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 1 O-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law. we disclaim any obligation or undertaking to update or revise any forward -looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based. Testimonials. Ot her Quotations and Third-Party Statements This website may contain or refer to news, commentary and other information relating to the Company generated by, or sourced from. persons or companies that are not affiliated with the Company. The Company has neither sought nor obtained consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, including. without limitation, information generated by Mantle Ridge LP or its affiliated parties (collectively. the “Dissident Group”). The Company has not assisted in the preparation of any third party information, including, without limitatiort, information generated by the Dissident Group. Any statement or information that is obtained or derived from statements made or published by a third party should not be viewed as indicating the support of such third party for any view expressed on this website. This website may contain links to articles and/or videos (collectively, “Media”). The views and opinions expressed in such Media or those of the author(s)/speaker(s) referenced or quoted in such Media. unless specifically noted otherwise, do not necessarily represent the opinions of the Company. AIR-’· GENERATING Home PRODUCTS%.:: A CLEANER FUTURE Our Board Strategy Investor Resources What Others Are Saying How to Vote X in D Copyright© 1996-2025 Air Products and Chemicals, Inc. All Rights Reserved Privacy Notice Your Privacy Rights

Also on January 7, 2025, the Company posted the following material on its website, https://www.airproducts.com/:

Websites Airproducts.com 800-65+4567 I Contact Us Company v Energy TransrtJon Sustatnabtlrty Careers v investors APD $ 283 24 ..:Untted States I English AIR J. Indu str ies Applicat io n s MyAir Products Gas Supply PRODUCTS t=.; 01/07/ 2025 1 LEHIGH VALLEY, PA Air Products Board of Directors Reiterates Deliberate Succession Planning Process, Superior Quality of its Board Candidates, and Strong Financial Performance Media Col’l: act:s: Katie McDonal d I +1 610 481 3673 Investor Con: acts: Eric Gut er I +1 610 4811 872 Mun Shieh I +1 610481 2951 Air Produ ct s’ (NYSE:APD) Board of Directors today issu ed the following statement: Air Produ ct s is executing on a rigorous CEO succession plan, announced long b efore Mande Ridge and O.E. Sh aw started advocat ing for succession, while refresh ing it s Board with two high ly qualified direct ors at th e 2025 Annual Meeting of Shareh old ers. The Board has clearly articulated a CEO su ccession p lan t o ensu re a smooth transition betw een Mr. Ghasemi and h is successor and has committed to p roviding an announcement of a new President and related timeline fo r CEO succession no later th an March 31, 2025. just a few mom hs ago, Mande Ridge talked abou t its “... truty profound adm iration, gratitude, and affection fo r Seif i.” Now Mantle Ridge is attempt ing to impugn Mr. Ghasemi’s repu tation with misinformation. We believe Mantle Ridge’s nomin ees have been selected, not because th eir experience is su perior to or more relevant than our exist ing nominees, but rather because of p re-existing relation sh ips with Mr. Hilal or status as loyal Hila I supporters in order to en act his short-term agen da. We cannot overlook multipl e media reports that Man d e Ridge nomin ee, Denn is Reilley, repon:edly sh ared confident ial board materials wit h a n eighbor while serving on t hree pub lic company board s, or Mr. Hilal’s judgm en t in originally prop osing Mr. Reilley to replace Mr. Gh asemi as CEO. None of Mantle Ridge’s nominees are as qualified as Air Products’ nominees, and th e addit ion of any one o f them could be to t he detriment o f our sh areholders. Mantle Ridge continuously attempts t o manip ulate our st rong financial results, inaccurately portraying Air Products’ appropriate and indust ry· standard financial reporting. As fu lly defined in our Company filings and other materials, Air Products p resen ts profitabilit y m euics in-lin e wit h bu siness peers and in a w ay t hat enables comparison of our h ist orical p erformance on a like-for-like basis. Th e f act remains th at th e Company has industry leading margin s1 and has created S44 billion of sh areholder value2 and an 11% Adjusted EPS CAGR since 2014’. The Ai r Products Board st rongly urges sh areholders to vot e their shares “FOR” ONLY Air Product s’ nom inees. Please discard any b lue p roxy ca rd received from Mantle Ridge. l B.ase<d on Adjust .:d ESITOA margin. Non-GAAP financial measure. Visit irwestors.airproduas com for r$Concifiation lB.ase<d on S25.2B market capitalization on june 30, 201 4 (one day prior to M r. Ghasemls first day as CEO) and Decemb~r 13. 2024 ; Non-GAAP financial measure. Vrsit irwesoors.atrproduas com for reoco.ncifiation

Vote only "FOR" Air Products' Director Nominees on the White Proxy Card today!

Your vote at Air Products' upcoming 2025 Annual Meeting of Shareholders on January 23, 2025 is critical and more important than ever this year.

Visit voteairproducts.com

About Air Products

Air Products (NYSE:APD) is a world-leading industrial gases company in operation for over 80 years focused on serving energy, environmental, and emerging markets and generating a cleaner future. The Company supplies essential industrial gases, related equipment and applications expertise to customers in dozens of industries, including refining, chemicals, metals, electronics, manufacturing, medical and food. As the leading global supplier of hydrogen, Air Products also develops, engineers, builds, owns and operates some of the world's largest clean hydrogen projects, supporting the transition to low- and zero-carbon energy in the industrial and heavy-duty transportation sectors. Through its sale of equipment businesses, the Company also provides turbomachinery, membrane systems and cryogenic containers globally.

Air Products had fiscal 2024 sales of $12.1 billion from operations in approximately 50 countries and has a current market capitalization of over $65 billion. Approximately 23,000 passionate, talented and committed employees from diverse backgrounds are driven by Air Products' higher purpose to create innovative solutions that benefit the environment, enhance sustainability and reimagine what's possible to address the challenges facing customers, communities, and the world. For more information, visit airproducts.com or follow us on LinkedIn, X, Facebook or Instagram.

Non.. GAAP Financial Measures This communication contains cettain financial measures that are not prepared in accordance with U.S. generally accepted accounting principles rGAAP’1. including adjusted EPS and adjusted EBITDA margin. On our website. at investors.a~rproducts.com. we have tncluded reconciliations of these non·GAAP fit”‘anc•al measures to the mos: directly comparable financial measures prepared in accordance with GAAP. Managemen: believes these ron· GAAP finanoal measures provide investors. potential investors. securities analysts. and others wrth useful informat•on to ~alua:e our business because such measures. when viewed together with our G.W’ disclosures. provide a more complete understanding of the faetors and rrends affecting our business. The non-GAAP finanda measures suppfemem our GAA.P disclosures and are not meant to be cons•dered In 1solation or as a substitute for the most d•rea.fy comparable measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures us~d by otner companl~s. Forward.. Looking Statements This communicatton contains “‘forward·looking statements”’ within the safe harbor provtsions of the Pnvate Securities litigation Reform Act of 1995. These forward·look•ng statements are based on management’s expectations and assumptions as of the date of this communication and are not guarantees of future performance. While forward·looking statements are made in good faith and based on assumptions, expeCtations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10·K forth~ fiscal year ended September 30, 2024 and other factors disclosed in our filings with th~ S~curltles and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward·looklng statements contained herein to reflect any change In the assumptions, beliefs or expectations or any cha nge in events, conditions or circumstances upon which any such forward-looking statements are based. AIR ..f.;... GENERATING \. f X in a @ 0 b\‘1 PRODUCTS~ A CLEANER FUTURE For Customers For Potential Employees For Suppliers For the Press , I.____ Oy-UC:S Se;’<hjob Ope””‘P ~~rProducts C~eyhn.ory o-a~ SuS’tiNboLty Diven”!‘f. Inclusion & Belo~ C~OnJil“t SOS Ut><•ry SustaJnabWty What We Buy Sal.:yar1m1 Careers Ctrt:1l•Ubeons Code ofConctuc: Gu F•cts Integrity line Copyr &l’lt ll1“6·202SA’r Products 1nd Ch•m.ca s Inc. AI R.ghts Reserveo. I legal Notice I Privacy Not>e.e I Cook’• Not1ct

FEATUR ED NEWS 07 JANUARY 2025 18 DECEMBER 2024 13 DECEMBER 2024 ~OEC: ‘viBE.R 2024 Air Products Board Air Products Files Air Products Board Air Products of Directors Investor of Directors Issues Highlights Reiterates Presentation Letter to Successful Track Deliberate Highlighting Shareholders Record of Delivering Succession Planning Successful Two-Pillar Highlighting Significant Process, Superior Strategy to Deliver Company’s Success Shareholder Value Quality of its Board Superior and Addressing Through Disciplined Candidates, and Shareholder Value Mantle Ridge’s Execution of Two-Strong Financial Inaccurate Pillar Growth Performance Statements, Short- Strategy Sighted Campaign, and History of Value Destruction

RECE NT N EWS O.:l. OEC:V1B:R 2024 Air Products Board Air Products Files Air Products Board Air Products of Directors Investor of Directors Issues Highlights Reiterates Presentation Letter to Successful Track Deliberate Highlighting Shareholders Record of Delivering Succession Planning Successful Two-Pillar Highlighting Significant Process, Superior Strategy to Deliver Company’s Success Shareholder Value Quality of its Board Superior and Addressing Through Disciplined Candidates, and Shareholder Value Mantle Ridge’s Execution of Two-Strong Financial Inaccurate Pillar Growth Performance Statements, Short- Strategy Sighted Campaign, and History of Value Destruction Select Tepic Select Year ~Select Feed AU Topics 07 _t.\NUARY 2.025 Air Products Board of Directors Reiterates Deliberate Succession Planning Process, Superior Quality of its Board Candidates, and Strong Financial Performance Air Produces’ Board of Oireaors issued a statement reiterating deliberate succession planning process, superior quality of its Soard candidates, and strong financial performance.

Also on January 7, 2025, the Company posted the following material on its website, https://www.investors.airproducts.com/:

Investors.airproducts.com RECENT NEWS 07JANUARY 2025 18 DECEMBER 2024 13 DECEMBER 2024 04 DECEMBER 2024 Air Products Board Air Products Files Air Products Board Air Prod ucts of Directors Investor of Directors Issues Highlights Successful Reiterates Deliberate Presentation Letter to Track Record of Succession Planning Highlighting Shareholders Delivering Significant Process, Superior Successful Two-Pillar Highlighting Shareholder Value Quality of its Board Strategy to Deliver Company’s Success Through Disciplined Candidates, and Superior and Addressing Execution of Two-Strong Financial Shareholder Value Mantle Ridge’s Pillar Growth Performance Inaccurate Strategy Statements, ShortSighted Campaign, and History of Value Destruction

Also on January 7, 2025, the Company made the following posts to its social media platforms: